Exhibit 99.1

7961 SHAFFER PARKWAY
SUITE 5
LITTLETON, COLORADO 80127
TELEPHONE (720) 981-1185
FAX (720) 981-1186	Trading Symbol: VGZ
Toronto and American Stock Exchanges

NEWS

Vista Provides Report on Status of Change of Land Use Permit for Paredones Amarillos Project

Denver, Colorado, May 21, 2008 – Vista Gold Corp. (“Vista”) (TSX & AMEX:  VGZ) is pleased to report on the status of the Change of Land Use Permit for the Paredones Amarillos Project in Baja California Sur (“BCS”), Mexico (as described in Vista’s press releases dated April 30 and May 8, 2008).  During the past week, Vista has held a number of meetings with staff from the National Office for the Coordination of Mines in the Department of Economy, Environmental and Natural Resource Service (SEMARNAT) and the National Commission for Natural Protected Areas (CONANP), the Governor of BCS, and various state officials.  Based on discussions with government staff and officials at these meetings and advice from Vista’s advisors, management is confident that the outstanding issues relating to the status of the Change of Land Use Permit will be resolved favorably over the next few months.  Assuming favorable results from the definitive feasibility study and completion of project financing, construction of the Paredones Amarillos Project is currently planned to start before the end of 2008, with first gold production planned to commence before the end of 2009.

Vista reported that in these meetings the Secretary of SEMARNAT indicated that he supported the earlier opinion issued by the BCS office of SEMARNAT that the Change of Land Use Permit issued in 1997 had expired.  However, the Secretary also indicated that he recognized the importance of the Project and would commit his department to promptly process an application for a new Change of Land Use Permit. The application requires a number of prerequisite steps which Vista is undertaking with the cooperation of the National Office for the Coordination of Mines, and the payment of a fee (based on the size of the area affected by the Project) which Vista intends to make.  Vista’s legal counsel in Mexico remains of the view that the original permit is valid and has advised Vista to proceed with a judicial appeal of the opinion issued by the BCS office of SEMARNAT to preserve certain legal rights, but has also recommended that a new application is likely to be the most expeditious way to obtain the necessary approvals.

Fred Earnest, President and COO, attended the meetings and commented, “It is evident to us that there is a lot of goodwill and support for Vista and the development of the Paredones Amarillos Project by the officials present at these meetings. We are particularly grateful for the support and efforts made by the Governor of BCS to assist in arranging the meetings and for the presence of the Governor at the meeting with the Secretary of SEMARNAT.”

About Vista Gold Corp.

Since 2001, Vista has acquired a number of gold projects with the expectation that higher gold prices would significantly increase their value. For more information about our projects, including technical studies and resource estimates, please visit our website at www.vistagold.com.Vista is undertaking programs to advance the Paredones Amarillos Project, including the preparation of a definitive feasibility study and the purchase of long delivery equipment items, so that construction can begin during the last quarter of 2008. The results of a preliminary assessment completed in 2007 on the Mt. Todd Project in Australia were encouraging and additional technical studies are underway with a definitive feasibility study planned for completion by mid-2009. Vista’s other holdings include the Guadalupe de los Reyes

Project in Mexico, Yellow Pine Project in Idaho, Awak Mas Project in Indonesia, and the Long Valley Project in California.

This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933 and U.S. Securities Exchange Act of 1934 and forward-looking information within the meaning of applicable Canadian securities laws.  All statements, other than statements of historical facts, included in this press release that address activities, events or developments that Vista expects or anticipates will or may occur in the future, including such things the timing and receipt of required land use, environmental and other permits for the Paredones Amarillos Project and timing for starting and completion of drilling and testing programs at the Paredones Amarillos Project; plans to confirm the validity of the Change of Land Use Permit for the Paredones Amarillos Project and timing for confirmation of the status of this permit; timing, performance and results of feasibility studies including the ongoing bankable feasibility study for the Paredones Amarillos Project; potential funding requirements and sources of capital; anticipated timing of commencement of construction and commencement of production at the Paredones Amarillos Project; contemplated development scenarios for the Paredones Amarillos Project; progress, scheduling and the performance and results of feasibility studies including the ongoing bankable feasibility study for the Paredones Amarillos Project; status of permits for the Project and anticipated timing of commencement of construction and commencement of production at the Paredones Amarillos Project; preliminary assessment results and plans for a feasibility study at the Mt. Todd Project; Vista’s future business strategy, competitive strengths, goals, operations, plans, potential project development, future share price and valuation, future gold prices, Vista’s potential status as a producer, and other such matters are forward-looking statements.  When used in this press release, the words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” and similar expressions are intended to identify forward-looking statements.  These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Vista to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, among others, , risks relating to delays and incurrence of additional costs in connection with the feasibility study underway at our Paredones Amarillos Project, including uncertainty relating to timing and receipt for required governmental permits; uncertainty relating to timing and receipt for confirmation of the validity of the Change of Land Use Permit for the Paredones Amarillos Project, uncertainty of feasibility study results and preliminary assessments and of estimates on which such results are based; risks relating to delays in  commencement and completion of construction at the Paredones Amarillos Project and Mt. Todd Project; risks of significant cost increases; risks relating to delays and incurrence of additional costs in connection with the feasibility study underway at our Paredones Amarillos Project; uncertainty of feasibility study results and preliminary assessments and of estimates on which such results are based; risks relating to delays in commencement and completion of construction at the Paredones Amarillos Project; risks of significant cost increases; risks of shortages of equipment or supplies; risks that Vista’s acquisition, exploration and property advancement efforts will not be successful; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; uncertainties concerning reserve and resource estimates; potential effects on Vista’s operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates;  uncertainty of being able to raise capital on favorable terms or at all; and external risks relating to the economy and credit markets in general; as well as those factors discussed in Vista’s latest Annual Report on Form 10-K, Quarterly Report on Form 10-Q and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities commissions.  Although Vista has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended.  There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements.  Except as required by law, Vista assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

For further information, please contact Connie Martinez at (720) 981-1185, or visit the Vista Gold Corp. website at www.vistagold.com